SCHEDULE 14C INFORMATION

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Securities Exchange Act of 1934

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GuideStone Funds

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GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Impact Bond Fund, Impact Equity Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

March 1, 2023

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to all series of GuideStone Funds (the “Trust”). GuideStone Financial Resources of the Southern Baptist Convention, the holder of a majority of the outstanding voting securities of the Trust, has approved the election of both Deanna A. Mankins and James D. Caldwell to the Board of Trustees of the Trust.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
John R. Jones
President

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Impact Bond Fund, Impact Equity Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Fund-Literature.

March 1, 2023

This document is an Information Statement for shareholders of all series (each, a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”).

GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Trust and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Trust’s principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. BNY Mellon Investment Servicing (US) Inc. serves as the Trust’s transfer agent and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. The Northern Trust Company serves as the Trust’s administration and fund accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. This Information Statement will be mailed on or about March 1, 2023, to the shareholders of record of each Fund as of February 15, 2023 (the “Record Date”).

The Trust has obtained the written consent of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) in lieu of a shareholder meeting to elect Deanna A. Mankins and James D. Caldwell to the Board of Trustees of the Trust (the “Board” or the “Trustees”), effective March 21, 2023. As disclosed in the Trust’s prospectus, GuideStone Financial Resources at all times directly or indirectly owns, controls or holds with power to vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. As of the date of its approvals, GuideStone Financial Resources directly or indirectly owned, controlled or held with power to vote of at least 60% of each Fund’s shares. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, controls the vote on any matter that requires shareholder approval. Therefore, in accordance with the Trust’s governing documents, the election of both Ms. Mankins and Mr. Caldwell has been approved by shareholders.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473- 8637) or by going to the website at GuideStoneFunds.com.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.	All Funds: Election of Trustees to the Board

A.	Overview

GuideStone Financial Resources, as holder of a majority of the outstanding voting securities of the Trust, has elected both Deanna A. Mankins and James D. Caldwell to the Board, effective March 21, 2023. The Trust’s Amended and Restated Trust Instrument, dated October 1, 2020, provides that Ms. Mankins and Mr. Caldwell will hold office until her or his resignation, removal or mandatory retirement. Ms. Mankins and Mr. Caldwell will each serve on the Board as an independent Trustees (“Independent Trustee”) because neither is an “interested person” of the Trust as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”).

B.	Information Regarding the Board of Trustees

The operations of each Fund are under the supervision of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Upon effectiveness of the election of both Ms. Mankins and Mr. Caldwell, the Board will be comprised of 10 individuals: Randall T. Hahn, D.Min., and David Cox, Sr., each of whom is an “interested person” of the Trust (“Interested Trustees”), as the term “interested person” is defined in Section 2(a)(19) of the 1940 Act, and Mr. Caldwell, Thomas G. Evans, William Craig George, Grady R. Hazel, Ms. Mankins, David B. McMillan, Franklin R. Morgan and Ronald D. Murff, each of whom is an Independent Trustee. Mr. George serves as Chairman of the Board. During the fiscal year ended December 31, 2022, the Board held four regular meetings and two special meetings. All of the Trustees who served during the entirety of the previous fiscal year, attended at least 75% of the Board and Committee meetings, as applicable, held during that period. Unlike public operating companies, mutual funds do not typically hold annual shareholder meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by members of the Board.

The Trustees (including Ms. Mankins and Mr. Caldwell), their years of birth, business addresses and principal occupations and directorships during the past five years are set forth in the following table.

Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years[2]

INDEPENDENT TRUSTEES

James D. Caldwell (1955) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2023	Executive Vice President of TRT Holdings, Inc. (holding company of Omni Hotels), 2018 – present; Chief Executive Officer of Origins Behavioral HealthCare, LLC, 2018 – present; Chief Executive Officer and President of Omni Hotels and Resorts, 1996 – 2018.	27	None

Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years[2]

Thomas G. Evans (1961) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	President and Owner, Encompass Financial Services, Inc., 1985 – present; Interested Trustee of GuideStone Funds, 2012 – 2018; Trustee, GuideStone Financial Resources, 2010 – 2018.	27	None

William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Senior Vice President and Regional Credit Officer, First National Bank, 2017 – present.	27	None

Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2015 – present; Certified Public Accountant, 1978 – present.	27	None

Deanna A. Mankins (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2023	Chief Financial Officer, City of Zachary, 2019 – present; Tax Manager, Postlethwaite & Netterville, APAC, 2001 – 2019.	27	None

David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present; Trustee, GuideStone Financial Resources, 2010 – 2018; Trustee, GuideStone Capital Management, LLC, 2011 – 2018; Trustee, GuideStone Investment Services and GuideStone Resource Management, Inc., 2014 – 2018.	27	None

Franklin R. Morgan (1943) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1962 – 2003.	27	None

Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	27	None

INTERESTED TRUSTEES[3]

David Cox, Sr. (1972) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	Supply Chain Manager, Penske Logistics, Inc., 2004 – present.	27	None

Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years[2]

Randall T. Hahn, D.Min. (1965) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2018	Senior Pastor, The Heights Baptist Church, 2002 – present.	27	None

OFFICERS WHO ARE NOT TRUSTEES[4]

Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President — Fund Operations and Secretary	Since 2014[5]	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present.	N/A	N/A

John R. Jones (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A

Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present.	N/A	N/A

Brandon Pizzurro (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2021	Director of Public Investments, GuideStone Financial Resources, 2021 – present; Portfolio Manager, GuideStone Financial Resources, 2019 – 2021; Senior Investment Analyst, GuideStone Financial Resources, 2017 – 2019.	N/A	N/A

David S. Spika (1964) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Executive Vice President	Since 2019	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2021 – present; Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2016 – 2021.	N/A	N/A

Brandon Waldeck (1977) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 AML Compliance Officer	Since 2020	Senior Manager – Fraud Risk, GuideStone Financial Resources, 2019 – present; Director of Ethics Office Trade Monitoring, Fidelity Investments, 2001 – 2019.	N/A	N/A

Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and Chief Legal Officer	Since 2017[6]	Managing Director, Compliance and Legal, GuideStone Financial Resources, 2020 – present; Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – 2020.	N/A	N/A

Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years[2]

Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present.	N/A	N/A

(1)

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

(2)

Directorships not included in the Trust complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.

(3)	Mr. Cox and Dr. Hahn are Interested Trustees of the Trust due to their positions on the Board of Trustees of GuideStone Financial Resources.
(4)

The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.

(5)	Ms. Childers has served as Vice President – Fund Operations since 2014. She has served as Vice President – Fund Operations and Secretary since 2021.
(6)	Mr. Wolfe has served as Chief Legal Officer since 2017. He has served as CCO and Chief Legal Officer since 2020.

In addition to the information set forth in the trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee (including Ms. Mankins and Mr. Caldwell):

James D. Caldwell, JD. Mr. Caldwell is the Chief Executive Officer of Origins Behavioral HealthCare, LLC and an Executive Vice President of TRT Holdings, Inc. (“TRT Holdings”), the parent company of Origins Behavioral HealthCare, LLC. During his tenure with TRT Holdings, Mr. Caldwell has served in several leadership roles, including Chief Executive Officer and President of Omni Hotels and Resorts for more than 15 years and President of TRT Holdings for over 12 years. He is currently Chairman of the Board of Directors of Advocates for Community Transformation (ACT) and serves on the Salvation Army Advisory Board for the North Texas Command Area. Mr. Caldwell holds a Bachelor of Business Administration degree in Accounting, with the highest honors, from The University of Texas and a Doctor of Jurisprudence, with honors, from The University of Texas. He is a certified public accountant (“CPA”) and a member of the State Bar of Texas. Mr. Caldwell was previously a member of the Board of Trustees of GuideStone Financial Resources from 2004 to 2010.

David Cox, Sr. Mr. Cox is the Supply Chain Manager for Penske Logistics, Inc. in Detroit, Michigan, where he has served since 2004. He has 25 years of experience in personal finance with past licenses in the investment, insurance and mortgage industries. Mr. Cox holds a Bachelor of Science degree in Business Economics from Florida A&M University and a degree in Christian Education from Golden Gate Seminary. He is President of the Board of Directors and the Program Director of Financial Literacy for Educating U-4 Life, CDC. Mr. Cox serves as Vice President for the Michigan African American Fellowship and Treasurer for Greater Detroit Baptist Association. He currently serves on the Board of Trustees of GuideStone Financial Resources and assumed the role of Vice Chairman in June 2022.

Thomas G. Evans. Mr. Evans is President and Owner of Encompass Financial Services, Inc. He currently serves as Chairman of the Board of Directors for Leadership Oklahoma. Mr. Evans has also served as Chairman of the Board of Directors for the Baptist Foundation of Oklahoma and a member of the Board of Trustees of the Pioneer Spirit Foundation. Mr. Evans holds a Bachelor of Science degree in Business Administration from Northwestern Oklahoma State University and a Master of Business Administration degree from Marylhurst University. Mr. Evans was previously a member of the Board of Trustees of GuideStone Financial Resources from 2010 to 2018 and an Interested Trustee of the Board of Trustees from 2012 to 2018.

William Craig George. Mr. George has been the Chairman of the Board since January 2015 and a member of the Board since September 2004. He has been employed with First National Bank since 2017 and currently serves as Senior Vice President and Regional Credit Officer. In his role with First National Bank, Mr. George underwrites and approves loans and oversees bank loan policy and bank lending compliance. He has served on the board of the Pregnancy Life Care Center of Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

Randall T. Hahn, D.Min. Dr. Hahn is the Senior Pastor at The Heights Baptist Church in Colonial Heights, Virginia, where he has served since 2002. He holds a Bachelor of Arts degree from Texas A&M University, a Master of Theology degree from Dallas Theological Seminary and a Doctor of Ministry degree from Southeastern Baptist Theological Seminary. Dr. Hahn currently serves on the Board of Trustees of GuideStone Financial Resources.

Grady R. Hazel. Mr. Hazel serves as the Chief Financial Officer at The Dunham School and is self-employed as a CPA. He is currently Chairman of the Board of Directors of Stonetrust Commercial Insurance Company and is also Chairman of the Audit Committee of the board. In addition, he serves on the Board of Directors of Neighbors Federal Credit Union and Loggerhead Insurance Company, and he is a board member for the State Board of Certified Public Accountants of Louisiana. Mr. Hazel is a CPA and a Chartered Global Management Accountant (CGMA). Mr. Hazel holds a Bachelor of Science degree and a Master of Business Administration degree both from Louisiana State University.

Deanna A. Mankins. Ms. Mankins is the Chief Financial Officer for the City of Zachary, Louisiana, since 2019. Prior to this, she served as the Tax Manager for Postlethwaite & Netterville, APAC, where she was employed for over 21 years. She also serves as the Treasurer for the Foundation Assisting Zachary Education. Ms. Mankins is a CPA. She holds a Bachelor of Science degree in Accounting, magna cum laude, from Louisiana State University.

David B. McMillan. Mr. McMillan is the Chief Executive Officer (“CEO”) and Founder of Peridot Energy LLC, which today primarily provides senior management and consulting services to startup companies, since 2008. Mr. McMillan has previously served as a member of the Board of Trustees of GuideStone Financial Resources from 2010 to 2018, where he was Chairman of the Audit Committee from 2013 to 2018; member of the Board of Directors of GuideStone Capital Management, LLC from 2011 to 2018, where he served as Chairman from 2013 to 2018; Chairman of the Board of Directors of GuideStone Investment Services from 2014 to 2018; and Chairman of the Board of Directors of GuideStone Resource Management, Inc. from 2014 to 2018. He holds a Bachelor of Science degree in Chemical Engineering, cum laude, from Texas A&M University. In addition, Mr. McMillan is a member of the American Institute of Chemical Engineers.

Franklin R. Morgan. Mr. Morgan is a former Senior Vice President, Director of International Administration with Prudential Securities, Inc. (“Prudential Securities”). He served with Prudential Securities and predecessor firms for 43 years. Mr. Morgan’s main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business quality-compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Stock Exchange Disciplinary Board.

Ronald D. Murff. Mr. Murff is the President of JKL Group, LLC, a private investment firm in Dallas, Texas. He is also a Principal of Dalcor Companies, which is active in multi-family housing, where he has served since 2012. Previously, he worked in the banking industry, including spending more than 20 years with Guaranty Bank, a $17 billion bank operating in Texas and California. He served in several executive roles, including President of the Retail Banking Group and Chief Financial Officer, and was responsible for coordinating the spinoff of the bank from its parent company in late 2007. Mr. Murff serves on the boards of the Baylor University Medical Center, Southwest Transplant Alliance and Prestonwood Baptist Church. He served on the Board of Regents of Baylor University from 2009 to 2018, serving as chair of several committees and then Chairman of the Board in 2016 and 2017. Mr. Murff has previously served as a trustee of GuideStone Financial Resources from 2003 through 2010, as an advisory director for Baylor University’s Hankamer School of Business and has served as a board member for the Federal Home Loan Bank of Dallas and the Ladybird Johnson Wildflower Center in Austin, Texas. He holds a Bachelor of Business Administration degree in Accounting from Baylor University.

Board Role in Risk Oversight. The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, liquidity risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Chief Investment Officer of the Adviser (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from the Risk Manager and senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, cybersecurity, derivatives, liquidity, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Chief Compliance Officer of the Trust (“CCO”), and in connection with each scheduled meeting, the Trust’s Independent Trustees meet separately from the Adviser and Trust management, with the CCO of the Trust and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Leadership Structure. The Chairman of the Board is an Independent Trustee and holds no management position with the Trust or its Adviser, sub-advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board’s majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust’s Adviser and service providers.

Information About Each Trustee’s Qualifications, Experience, Attributes or Skills. GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and Interested Trustees must also be members of the Board of Trustees of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee of the Board also considers how each nominee would affect the composition of the Board. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal is a board consisting of trustees with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board’s committee structure.

While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Trustee. The Board generally considers the manner in which each Trustee’s professional experience, background, skills and other individual attributes (such as involvement in Southern Baptist and other evangelical missions and ministries) will contribute to the effectiveness of the Board.

Committees. Currently, the Board has an Audit Committee, Compliance and Risk Committee, Investment Management Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Caldwell (effective March 21, 2023), Evans, George, Hazel, McMillan, Morgan and Murff and Ms. Mankins (effective March 21, 2023). Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2022, there were three meetings of the Audit Committee.

Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Messrs. Cox, Evans, Morgan and Murff and Dr. Hahn, the majority of whom are Independent Trustees. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and procedures; and (3) act as a liaison between the CCO of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2022, there were four meetings of the Compliance and Risk Committee.

Investment Management Committee. The Board has an Investment Management Committee comprised of only Independent Trustees, Messrs. George, Hazel, McMillan and Murff. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements; (2) make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust’s management or further discussion or review by the Board; and (4) serve as a liaison between the Trust’s management and the Board involving changes in Fund investment objectives and strategies, changes at the Adviser or sub-advisers and other material developments related to the investment management of the Funds that may warrant Board consideration. The Investment Management Committee was established in August 2011. During the fiscal year ended December 31, 2022, there were five meetings of the Investment Management Committee.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Ms. Mankins and Mr. Caldwell (both effective March 21, 2023) and Messrs. Evans, George, Hazel, McMillan, Morgan and Murff. Pursuant to its charter, the Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board to serve as

Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2022, there were two meetings of the Nominating Committee.

In proposing a nominee, the Nominating Committee considers certain criteria, including, but not limited to, the general knowledge, background and experience of the nominee. Specifically, the Nominating Committee considers whether the nominee possesses a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considers the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board’s overall effectiveness. In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of the Trust. Shareholders owning 50% or more of the outstanding voting securities of the Trust can submit recommendations in writing to the attention of Melanie Childers, Vice-President – Fund Operations and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152.

Securities and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (including Ms. Mankins and Mr. Caldwell) in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him), as of December 31, 2022.

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES
David Cox, Sr.	NONE	NONE

Randall T. Hahn, D.Min.

$10,001-$50,000 in the Low-Duration Bond Fund

$50,001-$100,000 in the Medium-Duration Bond Fund

$10,001-$50,000 in the Global Bond Fund

$1-$10,000 in the Strategic Alternatives Fund

Over $100,000 in the Defensive Market Strategies Fund

$50,001-$100,000 in the Equity Index Fund

$10,001-$50,000 in the Global Real Estate Securities Fund

$50,001-$100,000 in the Value Equity Fund

$50,001-$100,000 in the Growth Equity Fund

$10,001-$50,000 in the Small Cap Equity Fund

Over $100,000 in the International Equity Fund

$10,001-$50,000 in the Emerging Markets Equity Fund

Over $100,000

INDEPENDENT TRUSTEES

James D. Caldwell	NONE	NONE

Thomas G. Evans	Over $100,000 in MyDestination 2025 Fund	Over $100,000

William Craig George	NONE	NONE

Grady R. Hazel	Over $100,000 in the Defensive Market Strategies Fund	Over $100,000

Deanna A. Mankins	NONE	NONE

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies

David B. McMillan	$10,001-$50,000 in the Money Market Fund $1-$10,000 in the Global Impact Fund[1] $50,001-$100,000 in the Equity Index Fund Over $100,000 in the Growth Equity Fund	Over $100,000

Franklin R. Morgan	NONE	NONE

Ronald D. Murff	Over $100,000 in the Aggressive Allocation Fund Over $100,000 in the Growth Equity Fund Over $100,000 in the Small Cap Equity Fund	Over $100,000

(1)	The Global Impact Fund was liquidated and terminated on January 27, 2023.

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of December 31, 2022.

As of December 31, 2022, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s Adviser, sub-advisers or underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, sub-advisers or underwriter.

Compensation. The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

Other Information. Mr. Murff’s spouse and Dr. Hahn are participants in the Southern Baptist Churches 403(b)(9) Retirement Plan established and maintained by GuideStone Financial Resources.

III.	Additional Information

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Melanie Childers, Vice President – Fund Operations and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Melanie Childers
Melanie Childers
Vice President – Fund Operations and Secretary of the Trust

March 1, 2023

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF FEBRUARY 15, 2023

Fund	Institutional Class	Investor Class
MyDestination 2015 Fund	24,943,344.429	45,614,022.851
MyDestination 2025 Fund	67,242,106.438	108,744,928.887
MyDestination 2035 Fund	62,945,902.415	85,030,394.423
MyDestination 2045 Fund	48,646,359.967	64,050,913.316
MyDestination 2055 Fund	15,208,788.045	18,774,307.858
Conservative Allocation Fund	9,202,305.520	31,999,266.374
Balanced Allocation Fund	27,807,626.724	89,388,028.378
Growth Allocation Fund	22,688,025.342	67,896,287.068
Aggressive Allocation Fund	21,539,436.024	66,858,380.470
Money Market Fund	1,045,762,677.210	511,973,131.190
Low-Duration Bond Fund	71,503,230.176	16,884,747.407
Medium-Duration Bond Fund	130,788,784.355	27,976,240.822
Global Bond Fund	52,162,194.622	11,876,674.630
Strategic Alternatives Fund	19,755,136.607	3,916,718.979
Defensive Market Strategies Fund	86,283,877.610	33,850,536.491
Impact Bond Fund	5,166,611.501	929,683.026
Impact Equity Fund	8,986,628.888	1,341,704.041
Equity Index Fund	56,008,644.436	19,007,806.700
Global Real Estate Securities Fund	19,903,468.256	9,692,765.394
Value Equity Fund	32,747,953.065	23,014,695.257
Value Equity Index Fund	14,231,584.139	997,236.371
Growth Equity Fund	34,831,153.907	32,380,501.651
Growth Equity Index Fund	14,367,053.020	846,075.167
Small Cap Equity Fund	27,801,661.801	17,264,213.423
International Equity Index Fund	78,023,568.926	932,141.929
International Equity Fund	57,367,109.913	23,944,665.674
Emerging Markets Equity Fund	72,295,798.063	11,928,073.511

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	28,951,751.232	63%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	11,716,981.802	26%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	72,689,226.736	67%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	28,066,878.726	26%
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	58,064,245.107	68%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	22,028,944.599	26%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	44,043,815.823	69%
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	16,929,426.245	26%
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	12,259,814.400	65%
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,406,878.959	29%
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	17,984,988.549	56%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,976,890.855	22%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	63,647,982.841	71%
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	15,421,804.185	17%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	46,970,310.343	69%
Growth Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	15,758,606.156	23%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	52,135,779.179	78%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	10,767,891.356	16%
Money Market Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	311,400,361.310	61%
Money Market Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	94,751,577.430	19%
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	8,692,428.388	52%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,136,570.163	19%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	13,895,450.127	50%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,428,221.093	16%
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,805,361.126	49%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,866,747.904	16%
Global Bond Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	833,432.252	7%
Strategic Alternatives Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	2,256,588.615	58%
Strategic Alternatives Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	860,561.210	22%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Voluntary Annuity Plan (VAP) PO Box 819109 Dallas, TX 75381-9109	234,865.993	6%
Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	17,978,155.946	53%
Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,659,597.813	17%
Impact Bond Fund Investor Class	GuideStone Financial Resources Strategic Reserves PO Box 819109 Dallas, TX 75381-9109	659,049.510	71%
Impact Bond Fund Investor Class	GuideStone Financial Resources Protection Benefit Plan PO Box 819109 Dallas, TX 75381-9109	127,777.940	14%
Impact Bond Fund Investor Class	GuideStone Financial Resources Restricted Insurance PO Box 819109 Dallas, TX 75381-9109	76,006.553	8%
Impact Equity Fund Investor Class	GuideStone Financial Resources Strategic Reserves PO Box 819109 Dallas, TX 75381-9109	950,467.876	71%
Impact Equity Fund Investor Class	GuideStone Financial Resources Protection Benefit Plan PO Box 819109 Dallas, TX 75381-9109	184,278.756	14%
Impact Equity Fund Investor Class	GuideStone Financial Resources Restricted Insurance PO Box 819109 Dallas, TX 75381-9109	109,615.114	8%
Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	10,394,824.404	55%
Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,397,757.756	18%
Global Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,710,400.905	59%
Global Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,699,147.448	18%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Global Real Estate Securities Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	660,313.062	7%
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	15,145,351.050	66%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,338,950.511	19%
Value Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	498,741.104	50%
Value Equity Index Fund Investor Class	GuideStone Financial Resources Strategic Reserves PO Box 819109 Dallas, TX 75381-9109	301,384.845	30%
Value Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	90,087.742	9%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	22,761,047.729	70%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,865,119.211	18%
Growth Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	375,728.836	44%
Growth Equity Index Fund Investor Class	GuideStone Financial Resources Strategic Reserves PO Box 819109 Dallas, TX 75381-9109	300,120.983	35%
Growth Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	46,822.079	6%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	11,617,774.911	67%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,120,412.555	18%
International Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	446,786.819	48%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Index Fund Investor Class	GuideStone Financial Resources Strategic Reserves PO Box 819109 Dallas, TX 75381-9109	295,062.417	32%
International Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	69,019.142	7%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	14,659,518.155	61%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,347,444.987	18%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,953,922.403	50%
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,866,198.011	16%
Emerging Markets Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	1,201,508.015	10%
Emerging Markets Equity Fund Investor Class	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	720,408.719	6%
Emerging Markets Equity Fund Investor Class	GuideStone Financial Resources Protection Benefit Plan PO Box 819109 Dallas, TX 75381-9109	652,761.233	5%
MyDestination 2015 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	21,651,451.381	87%
MyDestination 2015 Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	1,492,624.949	6%
MyDestination 2025 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	58,235,779.450	87%
MyDestination 2025 Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	4,834,617.026	7%
MyDestination 2035 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	54,379,718.894	86%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2035 Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	4,859,530.141	8%
MyDestination 2045 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	40,523,991.304	83%
MyDestination 2045 Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	4,647,393.981	10%
MyDestination 2055 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	12,622,358.661	83%
MyDestination 2055 Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	1,850,938.548	12%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,742,805.723	73%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	775,798.874	8%
Conservative Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	554,420.823	6%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	18,739,203.332	67%
Balanced Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	3,589,948.553	13%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	2,006,213.009	7%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	18,068,410.737	80%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	2,404,462.893	11%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	1,622,568.166	7%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	16,238,144.125	75%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	1,725,661.470	8%
Aggressive Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St. Louis, MO 63102-2733	1,389,937.472	6%
Aggressive Allocation Fund Institutional Class	GuideStone Financial Resources Variable Benefit Plan PO Box 819109 Dallas, TX 75381-9109	1,349,452.885	6%
Money Market Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	171,180,005.240	16%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Medium-Duration Bond Fund PO Box 819109 Dallas, TX 75381-9109	69,124,724.990	7%
Money Market Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 819109 Dallas, TX 75381-9109	69,002,588.670	7%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Equity Index Fund PO Box 2190 Dallas, TX 75221-2190	66,828,895.520	6%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity International Equity Fund PO Box 819109 Dallas, TX 75381-9109	64,312,826.070	6%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	20,358,392.623	28%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	15,567,303.946	22%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	9,986,914.895	14%
Low-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,226,904.577	6%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,977,542.022	6%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	27,955,254.434	21%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	25,644,948.420	20%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	23,071,617.420	18%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	11,848,271.582	9%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,301,258.066	7%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	7,677,307.550	6%
Medium-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,979,672.456	5%
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,078,599.879	23%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	10,429,794.646	20%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	8,447,729.298	16%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	4,155,714.027	8%
Global Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,012,550.935	8%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 PO Box 819109 Dallas, TX 75381-9109	2,854,912.513	5%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,929,890.861	25%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 819109 Dallas, TX 75381-9109	2,627,430.655	13%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,441,669.655	12%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,231,253.148	11%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	1,806,671.526	9%
Strategic Alternatives Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,088,746.095	6%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	18,972,836.883	22%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	11,872,991.387	14%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	11,336,695.507	13%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	9,676,887.690	11%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	6,520,901.697	8%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	5,133,010.639	6%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,079,693.716	40%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,605,125.492	31%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,460,606.471	28%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,999,292.224	33%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,839,361.271	32%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,314,879.528	26%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	809,791.981	9%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	12,299,851.008	22%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	12,175,467.182	22%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	9,375,846.805	17%
Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,685,396.186	10%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	5,544,892.056	10%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,278,682.267	16%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,931,371.604	15%
Global Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,560,493.546	13%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	2,271,494.214	11%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	2,134,420.155	11%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,102,812.160	11%
Value Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	10,255,336.212	31%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,659,346.497	23%
Value Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,150,946.507	19%
Value Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,415,398.809	17%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,749,218.936	40%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,307,726.427	30%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,011,035.430	21%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,669,971.943	28%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	9,190,186.313	26%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,177,931.042	21%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,053,357.233	15%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	6,061,568.128	42%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,473,579.997	31%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,136,450.668	22%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,647,847.659	17%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	3,836,724.758	14%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	3,804,556.919	14%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	3,022,768.092	11%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,891,948.204	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,152,179.816	8%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	1,742,530.626	6%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,522,232.425	5%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	21,100,991.966	27%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	20,752,071.597	27%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	16,032,584.875	21%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	9,484,765.020	12%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	4,775,478.676	6%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	18,942,394.390	33%
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	14,175,281.241	25%
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,847,958.591	17%
International Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,783,857.709	10%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	11,776,740.740	16%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	11,021,922.517	15%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	10,871,697.111	15%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,087,756.440	13%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	8,455,960.060	12%

Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	6,256,645.045	9%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2023 (Percentage of shares owned rounded to the nearest whole percentage)
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	4,892,174.884	7%